                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              -------------------


                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

       Date of Report: (Date of earliest event reported): January 30, 2003


                         TEXAS BIOTECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


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
                  DELAWARE                        0-20117                             13-3532643
          (State of Incorporation)        (Commission File Number)        (IRS Employer Identification No.)
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                             7000 FANNIN, 20TH FLOOR
                              HOUSTON, TEXAS 77030
              (Address of Registrant's principal executive offices)

                                 (713) 796-8822
              (Registrant's telephone number, including area code)




                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

THE FOLLOWING STATEMENT WAS RELEASED TO THE PRESS ON JANUARY 30, 2003 REGARDING THE REACQUISITION OF FULL DEVELOPMENT AND MARKETING RIGHTS TO SITAXSENTAN.


              TEXAS BIOTECHNOLOGY TO REACQUIRE FULL DEVELOPMENT AND
                        MARKETING RIGHTS TO SITAXSENTAN

              Company to Present Phase IIb/III Clinical Results at
                       American Thoracic Society Meeting

 CONFERENCE CALL SCHEDULED FOR FRIDAY, JANUARY 31, 2003 AT 8:30 AM EASTERN TIME
                          DIAL-IN NUMBER: 612-288-0329

HOUSTON, TX - JANUARY 30, 2003 - Texas Biotechnology Corporation (NASDAQ: TXBI) today announced that the Company plans to reacquire full development and worldwide marketing rights to the pulmonary arterial hypertension drug, sitaxsentan, from ICOS-Texas Biotechnology, L.P., a partnership formed by Texas Biotechnology and ICOS Corporation (NASDAQ: ICOS) in June 2000. Sitaxsentan will be evaluated in a second pivotal phase III study beginning in the second quarter.

"We are pleased to have the opportunity to reacquire this core asset," Bruce D. Given, M.D., President and CEO of Texas Biotechnology said. "Sitaxsentan is Texas Biotechnology's lead product, and we are excited by its potential as a new option in the treatment of pulmonary arterial hypertension. Building upon ICOS' considerable contributions to the development of this drug, we are well positioned to bring this product through registration."

Under the ICOS-Texas Biotechnology L.P. agreement, research, development and marketing costs were to be shared equally, as were profits on any product sales. An initial focus of the joint venture was to initiate a Phase IIb/III pulmonary arterial hypertension trial for sitaxsentan, which has been completed and top-line results were announced in October 2002. The financial terms of this transaction are subject to ongoing negotiations between the two companies.

Texas Biotechnology recently reached an agreement with the U.S. Food and Drug Administration regarding the requirements for the second pivotal sitaxsentan trial, and the Company intends to launch the STRIDE II Trial (Sitaxsentan To Relieve ImpareD Exercise in pulmonary arterial hypertension) in the second quarter of 2003.

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Sitaxsentan Results to be Presented at the American Thoracic Society Annual Meeting
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The American Thoracic Society has accepted two abstracts - one oral presentation and one poster presentation - on the results of the STRIDE Phase IIb/III trial.
Texas Biotechnology will present these abstracts at the Society's annual meeting in Seattle, Wash., May 16 - 21, 2003.

"Sitaxsentan will be the second product Texas Biotechnology has the opportunity to bring through FDA approval, after our successful registration of Argatroban," continued Dr. Given. "The Company ended 2002 with approximately $67 million in cash, and possesses the proven expertise to manage this final stage of clinical development. Reacquiring sitaxsentan is expected to change cash utilization for the company. We expect to provide preliminary, updated financial guidance in February for 2003."

ABOUT SITAXSENTAN AND PAH

Sitaxsentan is a small molecule that blocks the action of endothelin, a potent mediator of blood vessel constriction and growth of smooth muscle in vascular walls. Endothelin receptor antagonists may prove to be effective in the treatment of a variety of diseases where the regulation of vascular constriction is important. Sitaxsentan is selective in the targeting of the endothelin A receptor.

Pulmonary arterial hypertension is a condition that involves high blood pressure and structural changes in the walls of the pulmonary arteries, which are the blood vessels that connect the right side of the heart to the lungs. PAH causes shortness of breath, limits activity, and is eventually fatal unless treated successfully with heart and lung transplant. Primary and secondary pulmonary arterial hypertension are estimated to afflict up to 100,000 people worldwide, many of whom are children or young adults.

Texas Biotechnology will host a conference call on Friday, January 31, 2003 at 8:30 AM Eastern. To participate in the call, dial 612/288-0329 and ask for the Texas Biotechnology conference call. A replay of the conference call will also be available beginning at 10:15 AM Eastern on Friday, January 31 and will end on Saturday, February 1 at 11:59 PM Eastern. To access the replay dial 800/475-6701 in the United States and (320) 365-3844 for International access. The access code for the replay is 673941. In addition, the conference call will be available live on the Company's web site (www.tbc.com). A replay of the conference call will also be available on the Company's web site.

ABOUT TEXAS BIOTECHNOLOGY

Texas Biotechnology, a biopharmaceutical company focused on the discovery, development and commercialization of novel drugs, is recognized for its expertise in small molecule drug development and vascular biology. Argatroban, its first FDA-approved product, is being marketed by GlaxoSmithKline for heparin-induced thrombocytopenia. Texas Biotechnology is in Phase III development of the endothelin antagonist, sitaxsentan, for pulmonary arterial hypertension. Texas Biotechnology has several other research and development programs ongoing for a range of cardiovascular and inflammatory diseases. To learn more about Texas Biotechnology please go to our web site: www.tbc.com .



This press release contains "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are timing and cost of our clinical trials, attainment of research and clinical goals and milestones of product candidates, attainment of required governmental approvals, sales levels of our products and availability of financing and revenues sufficient to fund development of product candidates and operations. In particular, careful consideration should be given to cautionary statements made in the various reports Texas Biotechnology has filed with the Securities and Exchange Commission. The Company undertakes no duty to update or revise these forward-looking statements.




                            [SIGNATURE PAGE FOLLOWS]

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date January 30, 2003             TEXAS BIOTECHNOLOGY CORPORATION


                                      /s/  Stephen L. Mueller
                                      ------------------------------------------
                                      Stephen L. Mueller
                                      Vice-President, Finance and Administration
                                      Secretary and Treasurer